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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported): August 24, 1999

CWABS, INC., (as depositor under the Pooling and Servicing Agreement, to be dated as of August 30, 1999, providing for the issuance of the CWABS, Inc., Countrywide Home Equity Loan Trust 1999-C Revolving Home Equity Loan Asset Backed Certificates, Series 1999-C).

                                  CWABS, INC.
             -----------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                   333-84365                95-4596514
----------------------------         -----------          -------------------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                    File Number)         Identification No.)

           4500 Park Granada
           Calabasas, California                              91302
           ---------------------                            ---------
           (Address of Principal                            (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code (818) 225-3240


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Incorporation of Certain Documents by Reference

     Pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance on AMBAC Indemnity Corporation, SEC No-Action Letter (December 19,
1996), the Company will incorporate by reference the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1998 and December 31, 1997, and for each of the years in the three year period ending December 31, 1998 included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 30, 1999) and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of June 30, 1999 and for the periods ended June 30, 1999 and June 30, 1998 included in the quarterly report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 1999 (which was filed with the Securities and Exchange Commission on August 13, 1999). Such financial statements will be referred to in the prospectus supplement relating to the Company's Revolving Home Equity Loan Asset Backed Certificates, Series 1999-C. In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of KPMG LLP ("KPMG") to the use of their name in such prospectus supplement. The consent of KPMG is attached hereto as Exhibit 23.


Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23       Consent of KPMG LLP


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CWABS, INC.



                                              By: /s/ David Walker
                                                  ----------------
                                                  David Walker
                                                  Vice President

Dated:  August 25, 1999


Exhibit Index

Exhibit                                                                Page

23                Consent of KPMG LLP                                   6



                                  Exhibit 23

                         Independent Auditors' Consent



The Board of Directors
Ambac Assurance Corporation:

     We consent to the incorporation by reference in the registration statement (No. 333-84365) of CWABS, Inc. (the "Registrant"), and the Prospectus Supplement of the Registrant (the "Prospectus Supplement"), via the Form 8-K of the Registrant dated August 24, 1999, of our report dated January 27, 1999 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1998 and 1997, and for each of the years in the three-year period ended December 31, 1998, which report appears in the Form 10-K of Ambac Financial Group, Inc. which was filed with the Securities and Exchange Commission on March 30, 1999 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.

                                         /s/ KPMG LLP

New York, New York
August 24, 1999